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                                                                   Exhibit 10.31



                   THIRD AMENDMENT TO REIMBURSEMENT AGREEMENT
                                       AND
                               OTHER L/C DOCUMENTS

        THIS FIRST AMENDMENT TO REIMBURSEMENT AGREEMENT AND OTHER L/C DOCUMENTS (the "Amendment") is made and dated as of the 31st day of December, 1998 by and between SANWA BANK CALIFORNIA ("Sanwa"), MELLON BANK, N.A. and BANKBOSTON, N.A. ("BankBoston") as the current Credit Support Providers under the Reimbursement Agreement referred to below (and as the term "Credit Support Provider" and capitalized terms not otherwise defined herein are used in the Reimbursement Agreement), BANKBOSTON, as the Issuing Bank for the Letter of Credit, SANWA, as Agent for the Credit Support Providers, and MERCURY AIR GROUP, INC., a New York corporation (the "Company").


                                           RECITALS

        A. Pursuant to that certain Reimbursement Agreement dated as of April 1, 1998, by and among the Agent, the Issuing Bank, the Credit Support Providers and the Company (the "Reimbursement Agreement"), the Issuing Bank and the Credit Support Providers agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

        B. The Company, the Agent, the Issuing Bank and the Credit Support Providers have agreed to amend the Reimbursement Agreement in certain respects as set forth more particularly below.

        NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                    AGREEMENT

        1. Amendment of Financial Covenant. To reflect the agreement of the parties to permit the Company to make certain prepayments on account of Subordinated Debt, effective as of September 30, 1998 the parties hereto hereby agree that Paragraph 8(j) of the Reimbursement Agreement is hereby amended to read in its entirety as follows:

                      "8(j) Subordinated Debt. Make or permit to be made any prepayment on account of the Subordinated Debt or, other than pursuant to Section 12.2 of the Subordinated Debt Indenture, repurchase any debentures evidencing any Subordinated Debt, or amend or consent to the amendment or waiver of any term or provision of the Subordinated Debt Indenture without the prior written consent of the Agent and one hundred percent (100%) of the Credit Support Providers; provided, however, that the Company may make prepayments on account of Subordinated Debt in an aggregate dollar amount which, when added to the aggregate dollar amount of stock repurchases made pursuant to Paragraph 8(f) above, does not exceed $12,000,000.00."

        2. Waiver of Defaults. Any Event of Default or Potential Default which may exist as a result of the Company's failure to be in compliance with Paragraph 8(j) of the Reimbursement Agreement, without giving effect to this Amendment, are hereby deemed waived.

        3. Reaffirmation of L/C Documents. The Company hereby affirms and agrees that (a) the execution and delivery by the Company of and the performance of its obligations under this Amendment

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shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company or the rights of the Agent, the Issuing Bank or the Credit Support Providers under the Reimbursement Agreement or any other L/C Document, (b) the term "L/C Obligations" as used in the L/C Documents includes, without limitation, the L/C Obligations of the Company under the Reimbursement Agreement as amended hereby and (c) each of the L/C Documents remains in full force and effect.

        4. Reaffirmation of Guaranties. By executing this Amendment as provided below, each Guarantor acknowledges the terms and conditions agreed to by the Company, the Agent, the Issuing Bank and the Credit Support Providers under this Amendment, and affirms and agrees that (a) the execution and delivery by the Company and the performance of its obligations under this Amendment shall not in any manner or to any extent affect any of the obligations of such Guarantor or the rights of the Agent or the Credit Support Providers under the Guaranty executed by such Guarantor or any other document or instrument made or given by such Guarantor in connection therewith, (b) the term "L/C Obligations" as used in the Guaranties includes, without limitation, the L/C Obligations of the Company under the Reimbursement Agreement as amended hereby, and (c) each Guaranty remains in full force and effect.

        5. Effective Date. This Amendment shall be effective as of the date (the "Effective Date") that there has been delivered to the Agent:

               (a) A copy of this Amendment, duly executed by each party hereto and acknowledged by each of the Guarantors; and

               (b) Such corporate resolutions, incumbency certificates and other authorizing documentation as the Agent may request.

        6. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Credit Support Providers that at the date hereof and at and as of the Effective Date:

               (a) The Company and each of the Guarantors has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Company and each of the Guarantors and constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms.

               (b) Both prior to and after giving effect hereto: (1) the representations and warranties of the Company contained in the Reimbursement Agreement and the other L/C Documents are accurate and complete in all respects, and (2) there has not occurred an Event of Default or Potential Default which has not been expressly waived hereby.

        7. No Other Amendment. Except as expressly amended hereby, the L/C Documents shall remain in full force and effect as written and amended to date.

        8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.



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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                                            MERCURY AIR GROUP, INC.,
                                            a New York corporation



                                            By__________________________________
                                            Name________________________________
                                            Title_______________________________


                                            SANWA BANK CALIFORNIA, as Agent and
                                            as a Credit Support Provider



                                            By__________________________________
                                            Name________________________________
                                            Title_______________________________


                                            BANKBOSTON, N.A., as Issuer of the
                                            Letter of Credit and as a Credit
                                            Support Provider


                                            By__________________________________
                                            Name________________________________
                                            Title_______________________________



                                            MELLON BANK, N.A., as a Credit
                                            Support Provider


                                            By__________________________________
                                            Name________________________________
                                            Title_______________________________


ACKNOWLEDGED AND AGREED TO
as of this 31st day of December, 1998:

EXCEL CARGO, INC.



By: __________________________
Name: ________________________
Title: _______________________



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FLORACOOL, INC.



By: __________________________
Name: ________________________
Title: _______________________


HERMES AVIATION, INC.



By: __________________________
Name: ________________________
Title: _______________________


MAYTAG AIRCRAFT CORPORATION



By: __________________________
Name: ________________________
Title: _______________________

MERCURY AIR CARGO, INC.



By: __________________________
Name: ________________________
Title: _______________________


VULCAN AVIATION, INC.



By: __________________________
Name: ________________________
Title: _______________________


WOFFORD FLYING SERVICE, INC.



By: __________________________
Name: ________________________
Title: _______________________



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RENE PEREZ & ASSOCIATES, INC.



By: __________________________
Name: ________________________
Title: _______________________




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